UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2026

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

ISDA Master Agreement and Credit Agreement

In connection with the Treasury Strategy (as defined below in Item 8.01 of this Current Report on Form 8-K (this “Current Report”)), on March 10, 2026, Sono Group N.V. (the “Company”) entered into an International Swaps and Derivatives Association, Inc. (“ISDA”) 2002 ISDA Master Agreement, dated as of March 10, 2026 (the “ISDA Master Agreement”) with Blockchain.com (BVI) II Limited, a business company incorporated under the laws of the British Virgin Islands (“Blockchain.com”), facilitating the Company to enter into derivative and/or hedging transactions (collectively, the “Transactions”) to manage the risk associated with the Treasury Strategy. The derivative and hedging transactions will be governed by the ISDA Master Agreement, including the related Schedule to the ISDA Master Agreement executed by the Company and Blockchain.com on March 10, 2026 (the “Schedule”). The structure of the Transactions may include forwards, swaps, futures, options or other derivatives transactions in respect of digital assets.

Certain events of default will apply to the Transactions under the ISDA Master Agreement and Schedule, including, but not limited to, failure to pay or deliver, breach of the agreement, credit support default, cross-defaults and misrepresentation.

In addition, in connection with the ISDA Master Agreement, the Company and Blockchain.com entered into a Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of March 10, 2026 (the “Credit Support Annex”), which sets forth the terms and conditions upon which the Company will be required to deliver additional collateral to Blockchain.com (and Blockchain.com will be required to return collateral to the Company) depending upon the mark to market exposure under the ISDA Master Agreement and the value of the collateral.

The ISDA Master Agreement, the Schedule and the Credit Support Annex are governed by the laws of England and Wales.

The foregoing descriptions of the ISDA Master Agreement, the Schedule, and the Credit Support Annex do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are filed as Exhibits 10.1 through 10.3 to this Current Report, respectively, and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On March 14, 2026, the Company’s management board, with the approval of the supervisory board, ratified the Company’s entry into the ISDA Master Agreement, the Schedule and the Credit Support Annex and approved the adoption of a digital asset treasury strategy and digital asset treasury policy and the purchase by the Company of Bitcoin and other digital assets in connection therewith (the “Treasury Strategy”). Under the Treasury Strategy, the principal holding in the Company’s treasury reserve on its balance sheet will be allocated to digital assets, principally Bitcoin, by applying a covered-call yield strategy. The Company may use available liquidity, including proceeds from previously disclosed financing arrangements, to purchase Bitcoin and other digital assets, subject to applicable law and public disclosure requirements. The Company intends to solicit the ratification by its shareholders of the engagement by the Company in the Treasury Strategy.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the consummation of the Transactions, including their timing, the use of proceeds of the private placements, the receipt of any required shareholder approvals, the projected operational and financial performance of the Company and its subsidiaries, its product offerings and developments and business plans, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the occurrence of any uncured event of default or any event, change or other circumstance that could give rise to the termination of the ISDA Master Agreement; the consummation and timing of any Transactions; the outcome of any legal proceedings that may be instituted against the Company; risks associated with the Treasury Strategy, including the Transactions, replacing current plans and operations of the Company; potential difficulties in employee retention as a result of the Treasury Strategy; whether the Company will be able to maintain compliance with the continued listing standards of The Nasdaq Stock Market LLC or comply with the initial listing standards of another national securities exchange; the ability of the Company to service or otherwise pay its debt obligations; market acceptance of the Company’s product offerings; that the Company will have sufficient capital to operate as anticipated; the demand for the Company’s products; and global supply chains and legislative, regulatory and economic developments in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the solicitation of the ratification by the Company’s shareholders of the engagement by the Company in the Treasury Strategy, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to an extraordinary general meeting of the Company’s shareholders to be held for the purpose of ratifying the Company’s engagement in the Treasury Strategy (the “Special Meeting”). This Current Report is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to the Company’s shareholders in connection with the Special Meeting. This Current Report does not contain all of the information that should be considered in respect of the matters to be noticed for the Special Meeting in the Proxy Statement, and additional information will be set forth in the Proxy Statement when it becomes available. Shareholders of the Company are urged to read all relevant documents filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to these documents, carefully when they become available. Promptly after filing its definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the Special Meeting as of a record date to be established for voting at the Special Meeting.

Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://ir.sonomotors.com/.

Participants in the Solicitation

The Company and its directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting under SEC rules. Shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on April 17, 2025, the Company’s proxy statement on Schedule 14A filed with the SEC on July 24, 2025 in connection with its 2025 annual general meeting of shareholders, and the Proxy Statement when it becomes available.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters to be noticed in the definitive Proxy Statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit	Description of Exhibit
10.1	International Swaps and Derivatives Association, Inc. 2002 ISDA Master Agreement, dated as of March 10, 2026, between Blockchain.com (BVI) II Limited and Sono Group N.V.
10.2	International Swaps and Derivatives Association, Inc. Schedule to the 2002 ISDA Master Agreement, dated as of March 10, 2026, between Blockchain.com (BVI) II Limited and Sono Group N.V.
10.3	International Swaps and Derivatives Association, Inc. Credit Support Annex to the Schedule to the 2002 ISDA Master Agreement, dated as of March 10, 2026, between Blockchain.com (BVI) II Limited and Sono Group N.V.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ Kevin McGurn
	Name:	Kevin McGurn
	Title:	CEO and Managing Director

Date: March 16, 2026